UNITED STATES
                        SECURITES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

           Date of Report (Date of earliest reported)   August 18, 2004
                                                      -------------------

                              Multiband Corporation
             (Exact name of registrant as specified in its chapter)

         Minnesota                     13529                    41-1255001
----------------------------     ------------------------    ------------------
(State or other jurisdiction     (Commission File Number)    (IRS Employer
       of incorporation)                                     Identification No.)


  9449 Science Center Drive
    New Hope, Minnesota                                              55428
--------------------------------------------                  ------------------
(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code             763-504-3000
                                                            -------------------

             -------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 5

Other Events and Regulation FD Disclosure.

On August 18, 2004, the Company released the attached press release related to its financial results for the quarter ended June 30, 2004.

                                   Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Form 8-K report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 20, 2004                          Multiband Corporation

                                                By     James L. Mandel
                                                    ----------------------------
                                                       James L. Mandel
                                                       Chief Executive Officer

                                  Exhibit Index

99       Press Release